SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                November 18, 2003





                            FARNSWORTH BANCORP, INC.
---------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        New Jersey                 0-24621           22-3591051
----------------------------  -----------------    --------------
(State or other jurisdiction    (SEC File No.)      (IRS Employer
     of incorporation)                              Identification
                                                        Number)


789 Farnsworth Avenue, Bordentown, NJ.                 08505
----------------------------------------              --------
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (609)298-0723
                                                    -------------


                                 Not Applicable
----------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)




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                            FARNSWORTH BANCORP, INC.


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
         ------------------------------------------------------


         (c)  Exhibits:

              99  Press Release dated November 18, 2003



Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

         On November 18, 2003, the Registrant issued a press release to report earnings for the fiscal year ended September 30, 2003. A copy of the press release is furnished with this Form 8-K as Exhibit 99.








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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                               FARNSWORTH BANCORP, INC.





Date: November 18, 2003                     By: /s/Gary N. Pelehaty
     -------------------------                 -------------------------
                                                Gary N. Pelehaty
                                                President and Chief
                                                Executive Officer











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